UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2018

ConforMIS, Inc.

(Exact Name of Company as Specified in Charter)

Delaware	001-37474	56-2463152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Technology Park Drive

Billerica, MA 01821

(Address of Principal Executive Offices) (Zip Code)

Company’s telephone number, including area code: (781) 345-9001

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☒    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

Emerging growth company If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.02   Results of Operations and Financial Condition

ConforMIS, Inc. (the “Company”) announces that its gross profit is expected to be approximately $28.8 million, or approximately 37% of revenue, for the year ended December 31, 2017, as compared to $26.7 million, or 33% of revenue, for year ended 2016.  In addition, the Company announces that it expects gross margin for the quarter ended December 31, 2017 to be approximately 42%.  Total debt is expected to be approximately $30 million, and cash used (including cash equivalents and investments) for the quarter ended December 31, 2017 is projected to be approximately $9.3 million. The Company’s cash, cash equivalents and investments as of December 31, 2017 are projected to be approximately $45.2 million, as compared to $65.5 million  as of December 31, 2016.

The forgoing financial data as of the quarter and year ended December 31, 2017 are preliminary and are based on information available to management as of the date of this Current Report on Form 8-K. These financial data are subject to completion of the Company’s financial statements as of and for the quarter and year ended December 31, 2017, and have not been audited by the Company’s independent registered public accountants. These results could change as a result of further review. The Company will report its full financial results for the quarter and the year ended December 31, 2017 on February 7, 2018.

The information furnished under this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as otherwise expressly stated in such filing.

Item 7.01    Regulation FD

The information in Item 2.02 to this Current Report on Form 8-K is hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONFORMIS, INC.

Date: January 24, 2018	By:	/s/Paul Weiner
Paul Weiner
Chief Financial Officer